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                                                                    Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                                RULE 13a-14(b) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         In connection with the annual report on Form 10-K, (the "Report"), of Triton PCS Holdings, Inc. (the "Company") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission as of the date hereof, I, David D. Clark, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as appropriate, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ David D, Clark
                                    ------------------------------
                                    Name: David D. Clark
                                    Title: Chief Financial Officer
                                    Date: March 12, 2004

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Triton PCS Holdings, Inc. and will be retained by Triton PCS Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

         This certification "accompanies" the annual report on Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of Triton PCS Holdings, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the annual report on Form 10-K, irrespective of any general incorporation language contained in such filing).